Offerings - Offering: 1	Nov. 05, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 1,005,000,000.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 87,435.00
Offering Note	Transaction Valuation is estimated for the purposes of calculating the amount of the filing fee only. Total Transaction Valuation is calculated as the aggregate maximum purchase price to be paid for up to $1,000,000,000 of the $3,000,000,000 6.000% Perpetual Subordinated Contingent Convertible Securities (Callable May 22, 2027 and Every Five Years Thereafter) (the "Securities") in the offer, assuming 100% of the Securities will be purchased at the purchase price of $1,005.00 per $1,000.00 principal amount of Securities being tendered. Total Fees Due for Filing are calculated at $87.00 per $1,000,000 of the Transaction Valuation, pursuant to Rule 0-11 of the Securities Exchange Act of 1934, as amended.